UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 3, 2018
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

NEVADA (State or Other Jurisdiction of Incorporation)	91-1826900 (I.R.S. Employer Identification No.)

2425 West Loop South, Houston, Texas (Address of Principal Executive Offices)	77027 (Zip Code)

(800) 579-2302
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01    Entry into a Material Definitive Agreement
On August 3, 2018, Stage Stores, Inc. and subsidiary Specialty Retailers, Inc. (collectively, “we,” “our” or “registrant”) entered into an amendment to our senior secured revolving credit facility agreement (with references to the “credit facility” and “credit facility agreement” herein to include all prior amendments to our senior secured revolving credit facility and the agreement related thereto). The amendment was entered into by and among Specialty Retailers, Inc., as borrower, Stage Stores, Inc., as guarantor, Wells Fargo Bank, National Association, as administrative agent, collateral agent and term loan agent, and lenders Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A., Regions Bank, Bank of America, N.A., and SunTrust Bank.
The amendment provides us with a $25,000,000 term loan. With the addition of the new term loan, total availability under our credit facility is up to $450,000,000, including a $25,000,000 seasonal increase. Interest rates under the credit facility are determined by a prime rate or LIBOR, plus an applicable margin, as set forth in the credit facility agreement. Borrowings under the credit facility are limited to the availability under a borrowing base that is determined principally on eligible inventory as defined by the credit facility agreement. The credit facility, including the term loan, is secured by our inventory, cash, cash equivalents, and substantially all of our other assets. Borrowings under the credit facility remain available for working capital and general corporate purposes, as well as to finance capital expenditures and to support our letter of credit requirements. The term loan matures on December 16, 2021, contemporaneously with the existing credit facility.
The credit facility agreement contains a covenant requiring us to maintain excess availability at or above the greater of $35,000,000 or 10% of the Adjusted Combined Loan Cap (as defined therein). A failure to comply with this covenant may have a material adverse effect on our capital resources, financial condition, results of operations, and liquidity. The credit facility agreement also contains covenants which, among other things, restrict (i) the amount of additional debt or capital lease obligations, (ii) the payment of cash dividends to $30,000,000 in a fiscal year, and (iii) the repurchase of common stock under certain circumstances.
A copy of the amendment is filed as Exhibit 10.4 to this Form 8-K. The foregoing description of the amendment and credit facility agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment and credit facility agreement which are incorporated herein by reference.
The amendment included as an exhibit to this Form 8-K is intended to provide the reader with information regarding its terms and is not intended to provide any other factual or disclosure information about us or the other parties to the amendment or the credit facility agreement. The amendment and credit facility agreement contain representations, warranties, and covenants by the parties thereto, and those representations, warranties, and covenants:

•	were made solely for purposes of the amendment and the credit facility agreement and for the benefit of the parties specified therein;

•
have been qualified by disclosures that were made to the other parties in connection with the negotiation of the amendment and the credit facility agreement, including being qualified by confidential disclosures made by one party to others for the purpose of allocating contractual risk between them that differ from those applicable to investors;

•	may apply standards of materiality in a way that is different from what may be viewed as material to the reader or other investors;

•	were made only as of the date of the amendment, the credit facility agreement or such other date(s) specified in the applicable document and are subject to more recent developments; and

•	may not describe the actual state of affairs as of the date they were made or at any other time.

Investors should not rely on the representations, warranties, and covenants in the amendment or credit facility agreement, or any description thereof, as characterizations of the actual state of facts or our condition. Investors should review the amendment and credit facility agreement, or any descriptions thereof, not in isolation, but only in conjunction with the other information about us that we include in reports, statements, and other filings we make with the SEC.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
(a)    Creation of a Direct Financial Obligation
The information required by this item is included in Item 1.01 of this Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits. Exhibits denoted with an asterisk (*) are filed herewith.

10.1
Second Amended and Restated Credit Agreement dated October 6, 2014, among Specialty Retailers, Inc., as borrower, Stage Stores, Inc., as guarantor, and the banks named therein is incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed on October 10, 2014. Some schedules to this exhibit have been omitted. The registrant agrees to furnish supplementally a copy of any of the omitted schedules to this exhibit to the Securities and Exchange Commission upon its request.

10.2
First Amendment to Second Amended and Restated Credit Agreement dated December 16, 2016, among Specialty Retailers, Inc., as borrower, Stage Stores, Inc., as guarantor, and the banks named therein is incorporated by reference to Exhibit 10.2 to our Current Report on Form 8-K filed on December 19, 2016. Some schedules to this exhibit have been omitted. The registrant agrees to furnish supplementally a copy of any of the omitted schedules to this exhibit to the Securities and Exchange Commission upon its request.

10.3
Second Amendment to Second Amended and Restated Credit Agreement and Amendment to Amended and Restated Security Agreement dated April 21, 2017, among Specialty Retailers, Inc., as borrower, Stage Stores, Inc., as guarantor, and the banks named therein is incorporated by reference to Exhibit 10.1 to our Quarterly Report on Form 10-Q filed on June 8, 2017.

10.4*
Third Amendment to Second Amended and Restated Credit Agreement, Second Amendment to Amended and Restated Security Agreement and First Amendment to Amended and Restated Guaranty dated August 3, 2018, among Specialty Retailers, Inc., as borrower, Stage Stores, Inc., as guarantor, and the banks named therein. Some schedules to this exhibit have been omitted. The registrant agrees to furnish supplementally a copy of any of the omitted schedules to this exhibit to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

Date: August 7, 2018	/s/ Oded Shein
Oded Shein
Executive Vice President,
Chief Financial Officer and Treasurer